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                           LIGHT REVOLUTION FUND, INC.

         Supplement to Prospectus dated February 25, 2005. This Supplement is dated April 7, 2005.

REORGANIZATION OF LIGHT REVOLUTION FUND, INC. INTO JOHN HANCOCK TECHNOLOGY LEADERS FUND AND RELATED SPECIAL MEETING OF SHAREHOLDERS.

         On February 28, 2005, the Board of Directors (the "Board") of Light Revolution Fund, Inc. (the "Fund") approved, subject to shareholder approval, the proposed transfer of the net assets of the Fund to John Hancock Technology Leaders Fund (the "Technology Leaders Fund"), a series of John Hancock Equity Trust, in exchange for Class A shares of the Technology Leaders Fund pursuant to an agreement and plan of reorganization (the "Reorganization Agreement") whereby the Fund would be reorganized into the Technology Leaders Fund (the "Reorganization"). After this exchange, the Fund would terminate and distribute to its record shareholders as of the closing date of the Reorganization each such shareholder's pro rata share of the Technology Leaders Fund shares received in the Reorganization. The investment adviser of the Technology Leaders Fund is John Hancock Advisers, LLC ("JHA").

         The Board intends to call a Special Meeting of shareholders of record to be held on or about June 17, 2005 to vote on whether to approve the Reorganization Agreement. The Board believes that the Reorganization is in the best interests of the Fund's shareholders because, among other things (1) JHA's significant experience and resources in managing mutual funds, (2) JHA's commitment for one year following the Reorganization to limit the total operating expenses of Class A shares of the Technology Leaders Fund to 1.80% of average daily net assets and JHA's potential to attract additional assets, which may reduce per share operating expenses in the long term and (3) the exchange privileges offered to shareholders of the Technology Leaders Fund as well as the waiver of sales charges on additional purchases of Class A shares of the Technology Leaders Fund to Fund record shareholders (but not, for example, shareholders owning through brokerage accounts).

         Prior to the shareholder meeting, Fund shareholders will be sent a combined proxy and registration statement explaining the Reorganization and notifying them of the definitive time and place of the Special Meeting of shareholders. Following the necessary approvals at the shareholder meeting, your account in the Fund will automatically be converted into shares of the Technology Leaders Fund with a value equivalent to the value of your account in the Fund immediately prior to the Reorganization. The Reorganization is expected to qualify as a tax-free reorganization so that you should not recognize taxable gain or loss for federal income tax purposes as a result of the Reorganization. Before such time, if you would like to arrange redemption of your shares, you may call us at the number provided below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY GIVE RISE TO TAX LIABILITY FOR YOU.

         If you have any questions, please call us at 1-888-463-3957.